SCHEDULE 14A INFORMATION

            Proxy Statement Pursuant to Section 14(a) of the Securities
                               Exchange Act of 1934

Filed by the Registrant / X /

Filed by a Party other than the Registrant /   /

Check the appropriate box:

/   / Preliminary Proxy Statement

/   / Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))

/ X / Definitive Proxy Statement

/   / Definitive Additional Materials

/   / Soliciting Material Pursuant to Section 240.14a-12

                        Ramtron International Corporation
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ X / No fee required.

/   / Fee computed on table below per Exchange Act Rule 14-6(i)(4) and 0-11

      1)  Title of each class of securities to which transaction applies:

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      2)  Aggregate number of securities to which transaction applies:

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      3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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      4)  Proposed maximum aggregate value of transaction:

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      5)  Total fee paid:

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/   /  Fee paid previously with preliminary materials.

/   /  Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

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    2)  Form, Schedule or Registration Statement No.:

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    3)  Filing Party:

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    4)  Date Filed:

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                      RAMTRON INTERNATIONAL CORPORATION

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 June 3, 2004

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders (the Annual Meeting) of Ramtron International Corporation, a Delaware corporation (the Company), will be held on June 3, 2004, at 10:30 a.m., Mountain Time, at the Hilton Garden Inn, 1810 Briargate Parkway, Colorado Springs, Colorado 80920, for the following purposes, each as more fully described in the attached Proxy Statement:

1. To elect seven directors. The names of the nominees intended to be presented for election are: Albert J. Hugo-Martinez, William W. Staunton, III, Greg B. Jones, William G. Howard, Eric A. Balzer, Klaus Fleischmann, and Doris Keitel-Schulz.

2. To ratify the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 2004.

3. To transact other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

Only record holders of the Company's Common Stock at the close of business on April 5, 2004, are entitled to notice of, and to vote at, the Annual Meeting and at any adjournment(s) thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. Whether you own a few or many shares of stock and whether or not you expect to attend the Annual Meeting in person, it is important that your shares be voted to ensure your representation and the presence of a quorum at the annual meeting. Most beneficial stockholders who own shares through a bank or broker may vote by telephone or the Internet as well as by mail. Registered stockholders who own their shares in their own name must vote by mail. If you vote by mail, please complete, sign, date and return the accompanying proxy card in the enclosed envelope. If you decide to attend the annual meeting and wish to change your proxy vote, you may do so by voting in person at the annual meeting. Your proxy may be revoked at any time prior to the annual meeting in accordance with the procedures set forth in the Proxy Statement.

                                            By Order of the Board of Directors

                                            /S/ LuAnn D. Hanson
                                            -----------------------
                                            LuAnn D. Hanson
                                            Secretary
Colorado Springs, Colorado
April 6, 2004

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                      RAMTRON INTERNATIONAL CORPORATION

                               PROXY STATEMENT

                INFORMATION CONCERNING SOLICITATION AND VOTING


The enclosed proxy is solicited by and on behalf of the Board of Directors of Ramtron International Corporation, a Delaware corporation (Ramtron or the Company), for use at the Annual Meeting of Stockholders (the Annual
Meeting) to be held on Thursday, June 3, 2004, at 10:30 a.m., Mountain
Time, or at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Hilton Garden Inn, 1810 Briargate Parkway, Colorado Springs, Colorado 80920.

The Company's principal place of business is 1850 Ramtron Drive, Colorado Springs, Colorado 80921.

The proxy statement and accompanying proxy are first being mailed to the Company's shareholders on or about April 15, 2004.

                               VOTING AND PROXIES

What is the purpose of the Annual Meeting?

At the Annual Meeting, shareholders will be asked to act upon the matters outlined in the notice of meeting on the cover page and described in this proxy statement, including the election of directors and ratification of the appointment of our independent auditors for the fiscal year ending
December 31, 2004. In addition, management will respond to questions from shareholders.

Who is entitled to vote?

Only holders of record of shares of the Company's Common Stock at the close of business on April 5, 2004 (the Record Date) are entitled to vote at the Annual Meeting. If you were a shareholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting. 22,196,264 shares of Common Stock were issued and outstanding as of the close of business on the Record Date.

What are the voting rights of the holders of the Company's Common Stock?

Each outstanding share of the Company's Common Stock will be entitled to one vote on each matter.

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How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a shareholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions below and those included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee.

Shareholders of record of Common Stock may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelope. Shareholders who hold shares beneficially in street name may vote by mail by completing, signing, and dating the voting instruction cards provided and mailing them in the accompanying pre-addressed envelopes.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy, you may revoke or change your vote at any time before the proxy is exercised by filing with the Corporate Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, shareholders provide written comments on their proxy card, which are then forwarded to management of the Company.

How are votes counted?

In the election of directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees.

For the other items of business, you may vote "FOR," "AGAINST" or "ABSTAIN." If you "ABSTAIN," the abstention has the same effect as a vote "AGAINST." If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board ("FOR" all of the nominees to the Board, "FOR" ratification of the independent auditors).

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What is the voting requirement to approve each of the proposals?

In the election of directors, the seven persons receiving the highest number of "FOR" votes cast in their favor at the Annual Meeting will be elected. All other proposals require the affirmative "FOR" vote of a majority of those shares present in person or represented by proxy and entitled to vote on those proposals at the Annual Meeting. If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute "broker non-votes." Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained. Abstentions have the same effect as votes against the matter.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority in the aggregate voting power of the outstanding shares of Common Stock entitled to vote will constitute a quorum, permitting the meeting to conduct its business. As of the Record Date, 22,196,264 shares of Common Stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of Common Stock representing at least 11,098,133 votes will be required to establish a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting.

What happens if additional matters are presented at the Annual Meeting?

Other than the two items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy-holders, Greg B. Jones and William W. Staunton, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

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Who will bear the cost of soliciting votes for the Annual Meeting?

The Company is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials over the Internet, you are responsible for Internet access charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to shareholders.

Where can I find the voting results of the Annual Meeting?

We intend to announce preliminary voting results at the Annual Meeting and publish final results in our quarterly report on Form 10-Q for the quarter ending June 30, 2004.

What is the difference between holding my shares as a shareholder of record and as a beneficial owner?

Most shareholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

     - Shareholder of Record - If your shares are registered directly in your name with the Company's transfer agent, Citibank, N.A., you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by the Company. As the shareholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the meeting. The Company has enclosed or sent a proxy card for you to use.

     - Beneficial Owner - If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee, or nominee how to vote and are also invited to attend the annual meeting. Since a beneficial owner is not the shareholder of record, you may not vote these in person at the meeting unless you obtain a "legal proxy" from the broker, trustee, or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee, or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee, or nominee how to vote your shares.

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How will my proxy be voted?

Your proxy, when properly signed and returned to us, and not revoked, will be voted in accordance with your instructions relating to the election of directors and on Proposal 2. We are not aware of any other matter that may be properly presented other than the election of directors and Proposal 2. If any other matter is properly presented, the persons named in the enclosed form of proxy will have discretion to vote in their best judgment. If your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote at the Annual Meeting.

What if I don't mark the boxes on my proxy?

Unless you give other instructions on your form of proxy, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each Proposal in this Proxy Statement. In summary, the Board recommends a vote FOR:

     - The election of Albert J. Hugo-Martinez, William W. Staunton, III, Greg B. Jones, William G. Howard, Eric A. Balzer, Klaus Fleischmann, and Doris Keitel-Schulz as directors.

     - The ratification of the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2004.

Can I go to the Annual Meeting if I vote by proxy?

Yes. Attending the Annual Meeting does not revoke the proxy. However, you may revoke your proxy at any time before it is actually voted by giving written notice to the secretary of the Annual Meeting or by delivering a later dated proxy.

Will my vote be public?

No. As a matter of policy, shareholder proxies, ballots and tabulations that identify individual shareholders are kept confidential and are only available as actually necessary to meet legal requirements.

SHAREHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. SHARES OF COMMON STOCK REPRESENTED BY A PROPERLY EXECUTED PROXY RECEIVED PRIOR TO THE VOTE AT THE ANNUAL MEETING AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING AS DIRECTED BY THE PROXY. IT IS NOT ANTICIPATED THAT ANY MATTERS OTHER THAN THOSE SET FORTH IN THE PROXY STATEMENT WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.

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DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Proposals of stockholders of the Company, which are intended to be presented by such stockholders at the next annual meeting of stockholders of the Company to be held after the 2004 Annual Meeting must be received by the Company not later than December 15, 2004, in order that they may be included in the proxy statement and form of proxy relating to the 2005 annual meeting. It is recommended that stockholders submitting proposals direct them to the Secretary of the Company by certified mail, return receipt requested, in order to ensure timely delivery. No such proposals were received with respect to the Annual Meeting scheduled for June 3, 2004.

                        PROPOSAL 1 - ELECTION OF DIRECTORS

NOMINEES

A board of seven directors will be elected at the Annual Meeting. Unless otherwise instructed, proxy holders will vote the proxies received by them for the seven nominees named below, all of whom are currently directors of the Company. It is not expected that any nominee will be unable or will decline to serve as a director. If, however, any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominees listed below and not for a greater number of persons than the number of nominees listed below. The term of office of each person elected as a director at the Annual Meeting will continue until the next annual meeting of stockholders and such time as his successor is duly elected and qualified or until his earlier resignation, removal or death.

The names of the nominees, who constitute all of the current directors, and certain information about them, are set forth below:

Name                           Age   Position(s) with the Company
----                           ---   ----------------------------

Albert J. Hugo-Martinez(1)(2)   58   Director and Chairman
William W. Staunton, III        56   Director and Chief Executive Officer
Greg B. Jones                   56   Director and President-Technology Group
William G. Howard(1)(2)         62   Director
Eric A. Balzer(1)(2)            55   Director
Klaus Fleischmann               40   Director
Doris Keitel-Schulz             45   Director
-----------------

(1)  Member of the Compensation Committee.
(2)  Member of the Audit Committee.

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Mr. Hugo-Martinez has served as a director of the Company since March 1999 and became Chairman of the Board of Directors in February 2003. From March 1996 to November 1998, he served as President and Chief Executive Officer and a member of the Board of Directors of GTI Corporation, a manufacturer of ISDN and local area network subcomponents. From 1987 to 1995, he served as President and Chief Executive Officer of Applied Micro Circuits Corporation, a manufacturer of high-performance bipolar and biCMOS gate arrays.
Mr. Hugo-Martinez is also a Director of Microchip, Inc., a public semiconductor manufacturing company specializing in micro-controller devices.

Mr. Staunton joined the Company as a director and the Company's Chief Executive Officer in December 2000. Prior to joining the Company,
Mr. Staunton served as Chief Operating Officer of Maxwell Technologies, a company which designs and manufactures multi-chip modules and board products for commercial satellite applications, from March 1999 until December 2000. Mr. Staunton was Executive Vice President of Valor Electronics Inc. from April 1996 until April 1999. Valor Electronics designs and manufactures magnetic filter products for use in local area networks and communications products. His experience also includes serving as Vice President at Applied Micro Circuits Corporation from December 1987 until March 1996. Mr. Staunton holds a Bachelors of Science degree in Electrical Engineering from Utah State University.

Mr. Jones is currently a director and the Company's President - Technology Group. He joined the Company in January 1995, as Ramtron's Chief of Administration. In February 1995, Mr. Jones became a director and the Company's President and Chief Operating Officer. Prior to joining Ramtron, Mr. Jones was Marketing Director at Concord Services, Inc. from November 1993 until January 1995. From August 1990 until November 1993, Mr. Jones served as Director of Vertical Reactors at ASM America, Inc. Prior to his work with ASM America, Inc., Mr. Jones held a variety of management positions in sales, marketing, corporate planning and project management. He holds a Bachelor of Science degree in Engineering from the U.S. Naval Academy, Annapolis and a Master of Science degree in Management Sciences from Stanford University.

Dr. Howard has served as a director of the Company since July 1994. Since September 1990, Dr. Howard has been an independent engineering consultant to various entities, including SEMATECH, the Semiconductor Industry Association and Dow Corning. From October 1987 until December 1990, he served as a
Senior Fellow at the National Academy of Engineering while on leave from Motorola. From 1969 to 1990, Dr. Howard was employed by Motorola where he most recently served as Corporate Senior Vice President and Director of Research and Development. Dr. Howard is a member of the National Academy of Engineering and a fellow of the Institute of Electrical Engineers and of the American Association for the Advancement of Science. Dr. Howard is Chairman of Thunderbird Technologies, a private company developing new transistor technologies and is a Director of Credence Systems, Inc., a public company that manufactures electronic test equipment; BEI Technologies, Inc., a public company that manufactures electronic sensors; and Xilinx, Inc., a public company that manufactures integrated circuits and Innovative Micro Technology, a micro-electromechanical manufacturing company.

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Mr. Balzer has served as a director of the Company since September 1998.
From January 1990 until his retirement in November 1999, Mr. Balzer served as Senior Vice President of Operations for Advanced Energy Industries, Inc. a company that develops, manufactures and markets power conversion devices for the semiconductor equipment industry. Prior to his employment with Advanced Energy Industries, Inc., Mr. Balzer served as Materials and Manufacturing Manager for IBM's corporate systems technology division. Mr. Balzer is also a director of All America Real Estate Development, a public company, involved in real estate development.

Mr. Fleischmann has served as a director of the Company since May 2001.
Mr. Fleischmann currently serves as the Vice President of Business Development for Infineon Technology AG. From July 2000 to October 2003, he served as Senior Director of Business Development and Relations for Infineon Technologies' Memory Products Division. Holding various positions with Siemens AG, the parent company of Infineon, Mr. Fleischmann has over 18 years of business and financial management experience including positions as financial controller for wafer fabrication and semiconductor assembly and testing facilities. In 1997, Mr. Fleischmann was named Director of Business Administration Products, Projects and Research and Development for Siemens' Memory Products Division. From 1999 to 2000, Mr. Fleischmann held the position of Director of Business Administration Products, Projects and Research and Development for Infineon's Memory Products Division.

Ms. Doris Keitel-Schulz has served as a director of the Company since October 2003. In 1999, Ms. Keitel-Schulz was named Director of Special Projects within the Memory Products Group of Infineon Technologies AG (formerly Siemens Semiconductor). Ms. Doris Keitel-Schulz is a 20-year veteran in the development, manufacture and application of semiconductor components. From 1987, she held various engineering management positions in CAD, design methodology, memory, and logic design with Siemens Semiconductor Group.
Ms. Keitel-Schulz holds a Masters degree in Material Science and Electronics from the University of Erlangen-Nueremberg.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT THE
                  STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF
                            THE NOMINEES NAMED ABOVE.

       INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

The Board of Directors currently consists of seven directors. The Board of Directors held a total of six meetings during 2003. Each Director attended at least 75% of the aggregate of (a) the total number of meetings of the Board of Directors held during the period for which he/she has been a director and
(b)the total number of meetings held by all committees of the Board of Directors on which he/she served during the period. While the Company does not have a formal policy regarding the attendance of directors at the Annual Meeting of Stockholders, all directors are urged to attend. All but three of the Board of Directors attended last year's Annual Meeting of Stockholders.
In addition to the foregoing, the Company's directors discharge their responsibilities throughout the year through personal meetings and other communications, including considerable telephone contact with each other and the executive officers regarding the interest and concerns of the Company.

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
The Board of Directors consists of a majority of "independent directors" as such term is defined in The Nasdaq Stock Market Marketplace Rules. The Board of Directors has determined that Mr. Albert J. Hugo-Martinez, Mr. Eric A. Balzer, Dr. William G. Howard, Mr. Klaus Fleischmann and Ms. Doris Keitel-Schulz are independent directors.

Any shareholder may communicate with members of the Board of Directors by mail addressed to an individual member of the Board, to the full Board, or to a particular committee of the Board, at the following address: c/o Ramtron International Corporation, Attn: Chairman of the Board, 1850 Ramtron Drive, Colorado Springs, Colorado 80921. This information is also available on the Company's website at www.ramtron.com.

The two standing committees of the Board are the Compensation Committee and the Audit Committee. The Board has appointed only independent directors to the Audit and Compensation Committees.

Compensation Committee.  The members of the Compensation Committee are
Dr. Howard, Mr. Hugo-Martinez and Mr. Balzer. There were two meetings of the Compensation Committee during 2003. This committee makes recommendations to the Board of Directors regarding salaries, bonuses, stock option grants and other compensation and benefits for directors, officers and employees.

Audit Committee. The members of the Audit Committee are Dr. Howard, Mr. Hugo-Martinez and Mr. Balzer. There were four meetings of the Audit Committee during 2003. The Audit Committee is responsible for policies, procedures and other matters relating to accounting, internal financial controls and financial reporting, including the engagement of independent auditors and the planning, scope, timing and cost of any audit and any other services that the auditors may be asked to perform, and review with the auditors their report on the Company's financial statements following the completion of each audit. Each Audit Committee member is considered "independent" as such term is defined in The Nasdaq Stock Market Marketplace Rules and Securities and Exchange Commission (SEC) regulations. The Board of Directors has determined that based on the credentials of Mr. Eric Balzer, the Chairman of the Audit Committee, Mr. Balzer qualifies as an "audit committee financial expert" within the meaning of SEC regulations.

The Audit Committee has adopted a written charter for the Audit Committee, a copy of which is attached to this proxy statement as Appendix A.

Nominating Committee. The Board of Directors has not appointed a nominating committee. The Board of Directors believes that it is appropriate for the Company not to have a nominating committee on the basis that the entire Board, the majority of which are independent directors, can and does perform the functions of a nominating committee. The Board of Directors has not considered or adopted a nominating committee charter. The Board of Directors does not have a formal policy with regard to the consideration of any director candidates recommended by security holders. The Board of Directors has considered and will consider on an ad hoc basis any candidates recommended by

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
security holders. The Board of Directors expects to continue its present policy of considering candidates recommended by security holders although the Board of Directors has not adopted any formal procedures to be followed by security holders in submitting such recommendations, nor has the Board of Directors established any specific, minimum qualifications that the Board of Directors believes must be met by a nominee recommended by security holders for a position on the Company's Board of Directors. The Board of Directors believes that, in view of the size of the Board and the independence of a majority of the Directors, it is appropriate for the Board not to have a formal policy with regard to the consideration of any director candidates recommended by security holders.

COMPENSATION OF DIRECTORS. Directors, other than the Chairman of the Board of Directors, who are not officers of the Company, are paid monthly fees of $1,000, plus $1,500 for each Board of Directors meeting attended in person. The Chairman of the Board of Directors is paid monthly fees of $4,583. The Chairman of the Audit Committee is paid $2,000 for each Audit Committee meeting. Directors are also reimbursed for reasonable expenses for attending Board of Directors' meetings. Non-employee directors of the Company are eligible to be granted non-statutory stock options under the Company's 1995 Stock Option Plan.

The following table sets forth Common Stock options granted to current non-employee directors of the Company from January 2003 through February 2004. Such options were granted at the fair market value of the Company's Common Stock of the date of such grants. These options were granted in recognition of the services the named individuals performed as directors of the Company.

                              Option           Number of Securities
Name                        Grant Date      Underlying Options Granted
----                       -------------    --------------------------
Albert J. Hugo-Martinez    February 2003              25,000(1)
                            October 2003              50,000
William G. Howard           October 2003              25,000
Eric A. Balzer              October 2003              25,000
Klaus Fleischmann           October 2003              25,000
Doris Keitel-Schulz         October 2003              25,000
----------

(1) This option was granted in consideration of Mr. Hugo-Martinez's election to Chairman of the Board.

                      EXECUTIVE OFFICERS OF THE REGISTRANT

The executive officers of the Company, and certain information about them, are as follows:

Name                       Age   Position(s)
----                       ---   -------------------------------------------
William W. Staunton, III    56    Director and Chief Executive Officer
Greg B. Jones               56    Director and President, Technology Group
LuAnn D. Hanson             44    Chief Financial Officer, Vice President of
                                    Finance and Corporate Secretary

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
Officers are appointed by and serve at the discretion of the Board of Directors. For information concerning Mr. Staunton and Mr. Jones, see "Nominees" above.

In February 2000, Ms. Hanson was named Chief Financial Officer and Vice President of Finance. Ms. Hanson joined the Company in September 1993 as Assistant Controller. In April 1995, she was named Controller and served in that capacity until January 1999 when she was named Vice President of Finance and Corporate Controller. Before joining the Company, Ms. Hanson held various positions at Carniero, Chumney & Co., certified public accountants, and various positions in accounting with United Technologies Microelectronics Center. Ms. Hanson is a certified public accountant and attended the University of Northern Iowa earning a Bachelor of Arts degree in Accounting and a Master of Business Administration degree in Finance and Accounting from Regis University.

                           SECURITY OWNERSHIP OF
                     PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of March 31, 2004 by: (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock; (ii) each of the Company's directors; (iii) each of the Company's executive officers; and (iv) all current directors and executive officers of the Company as a group.

                                      Shares of Common Stock         Percent
Name of Beneficial Owner(1)             Beneficially Owned         of Class(2)
---------------------------           ----------------------       -----------

Infineon Technologies, AG                   5,488,635(3)              23.6%
St. Martin Strasse 53
Munich, D-81541
Germany

National Electrical Benefit Fund            2,555,377(4)              11.1
1125 15th Street, N.W., Room 912
Washington, D.C.  20005

Greg B. Jones                                 367,350(5)               1.6

William W. Staunton, III                      262,500(6)               1.2

LuAnn D. Hanson                               167,498(7)                *

Albert J. Hugo-Martinez                       166,600(8)                *

William G. Howard                             118,000(9)                *

                                    Page-14

Eric A. Balzer                                114,000(10)               *

Klaus Fleischmann                              77,500(11)               *

Doris Keitel-Schulz                            45,000(12)               *

All current directors and executive
officers as a group (8 persons)             1,318,448(13)              5.6
---------------

*    Less than one percent

(1) Such persons have sole voting and investment power with respect to all shares of Common Stock shown as being beneficially owned by them, subject to community property laws where applicable, except as otherwise indicated in the information contained in these footnotes.

(2) Pursuant to Rule 13d-3(d)(1)(B) of the Securities Exchange Act of 1934, as amended (the Exchange Act), shares of Common Stock issuable upon the exercise of warrants or stock options held by each person set forth in the table which are currently or become exercisable within 60 days of March 30, 2004 are included in the number of shares of Common Stock outstanding for purposes of determining the percentage ownership of such person.

(3) Includes: (i) 4,430,005 shares of Common Stock issued to Infineon Technologies, AG, pursuant to a Stock Purchase Agreement between the Company and Infineon Technologies, AG; (ii) 795,967 shares of Common Stock issuable to Infineon pursuant to the provisions of a $3,000,000 convertible Debenture; and (iii) 262,663 shares of Common Stock issuable upon exercise of warrants held by Infineon.

(4) Includes: (i) 1,638,680 shares of Common Stock owned by the National Electrical Benefit Fund (the Fund); (ii) 905,697 shares of Common Stock issuable upon exercise of warrants held by the Fund; and (iii) 11,000 shares of Common Stock issuable upon exercise of options held by the Fund. The trustees of the Fund share voting and dispositive powers as to such shares.

(5)  Includes:  (i) 2,600 shares of Common Stock owned directly; and
     (ii) 364,750 shares issuable to Mr. Jones upon exercise of options.

(6) Includes 262,500 shares issuable to Mr. Staunton upon exercise of options.

(7)  Includes:  (i) 100 shares of Common Stock owned directly; and
     (ii) 167,398 shares issuable to Ms. Hanson upon exercise of options.

(8)  Includes:  (i) 2,600 shares of Common Stock owned directly; and
     (ii) 164,000 shares issuable to Mr. Hugo-Martinez upon exercise of options.

                                    Page-15

(9) Includes 118,000 shares issuable to Dr. Howard upon exercise of options.

(10) Includes 114,000 shares of Common Stock issuable to Mr. Balzer upon exercise of options.

(11) Includes:  (i) 500 shares of Common Stock owned directly; and
     (ii) 77,000 shares of Common Stock issuable to Mr. Fleischmann upon exercise of options.

(12) Includes 45,000 shares of Common Stock issuable to Ms. Keitel-Schulz upon exercise of options.

(13) Includes 1,312,648 shares of Common Stock issuable to current officers and directors upon exercise of options.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Exchange Act, the Company's directors and officers and persons holding more than ten percent of the Company's Common Stock are required to report their ownership of the Company's Common Stock and any changes in that ownership to the SEC. The specific due dates for these reports have been established by the SEC, and the Company is required to report in this Proxy Statement any failure to file by the established dates. To the knowledge of the Company and based solely on a review of the Section 16(a) reports furnished to the Company during 2003, none of the Company's directors, officers and persons holding more than 10% of the Company's Common Stock were delinquent in filing reports pursuant to Section 16(a) of the Exchange Act.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY COMPENSATION TABLE

The following table sets forth certain information for the three years ended December 31, 2003 concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer during 2003 and each of the two other most highly compensated executive officers of the Company whose compensation during 2003 exceeded $100,000.

                                    Page-16

                                                                      Long-Term
                                                                 Compensation Awards
                                                              -------------------------
                                   Annual Compensation         Securities   Restricted
Name and                      -----------------------------    Underlying     Stock        All Other
Principal Position      Year  Salary($)   Bonus($)   Other     Options(#)    Awards($)    Compensation
------------------      ----  ---------   --------  -------   -------------------------   ------------

William W. Staunton     2003  $264,687     $    --  $30,000(1)   100,000     $    --       $22,991(2)
  Chief Executive       2002   250,000          --   30,000(1)   100,000          --        18,924(2)
  Officer               2001   226,563      50,000   30,000(1)    75,000          --        20,537(2)

Greg B. Jones           2003  $222,338     $    --  $    --       75,000     $    --       $    --
  President,            2002   210,000          --       --       50,000          --            --
  Technology Group      2001   193,463          --       --       50,000          --            --

LuAnn D. Hanson         2003  $174,694     $    --  $    --       75,000     $    --       $    --
  Chief Financial       2002   165,000          --       --       50,000          --            --
  Officer and Vice      2001   154,791          --       --       50,000          --            --
  President of Finance

---------------

(1)  Includes amounts paid for housing and auto allowances.

(2) Includes amounts paid for personal travel ($22,021) and spouse travel ($970) in 2003; personal travel ($17,772) and spouse travel ($1,152) in 2002 and ($11,940) personal travel, spouse travel ($3,193), and relocation ($5,404) in 2001.

OPTION GRANTS IN 2003

The following table sets forth certain information concerning stock option grants in 2003 to each of the executive officers named in the Summary Compensation Table who received stock option grants in 2003. The exercise price of all options granted below was equal to the reported closing price of the Company's Common Stock on The Nasdaq Stock Market (Nasdaq) on the date of grant.

                                    Page-17

                          Individual Grants
              ------------------------------------------
                 No. of                                   Potential Realizable
               Securities % of Total                        Value at Assumed
               Underlying  Options                       Annual Rates of Stock
                Options   Granted to  Exercise             Price Appreciation
                Granted   Employees    Price   Expiration  for Option Term(2)
Name              (#)     in 2003(1) ($/Share)    Date      5%($)     10%($)
----           ---------- ---------- --------- ---------- ---------  ---------

William W. Staunton, III
               100,000(3)     11.3%     $2.32   10/21/13   $145,904   $369,748

Greg B. Jones
                75,000(3)      8.5       2.32   10/21/13    109,428    277,311

LuAnn D. Hanson
                75,000(3)      8.5       2.32   10/21/13    109,428    277,311

---------------

(1) The Company granted options to purchase an aggregate of 887,212 shares to employees in 2003.

(2) Potential values are net of exercise price and before taxes payable in connection with the exercise of such options or the subsequent sale of shares acquired upon the exercise of such options. These values represent certain assumed rates of appreciation (i.e., 5% and 10% compounded annually over the term of such options) based on the SEC's rules. The actual values, if any, will depend upon, among other factors, the future performance of the Company's Common Stock, overall market conditions and the named officer's continued employment with the Company. Therefore, the potential values reflected in this table may not necessarily be achieved.

(3) Such options were granted under the 1995 Plan, as amended, and vest and become exercisable in four equal annual installments beginning
     October 21, 2004.

AGGREGATED OPTIONS EXERCISED IN 2003 AND OPTION VALUES AT DECEMBER 31, 2003

The following table sets forth the aggregate number and the value of options held as of the end of 2003 by the executive officers named in the Summary Compensation Table. None of the executive officers named in the Summary Compensation Table exercised options during 2003.

                                    Page-18

                         Number of Securities          Value of Unexercised
                   Underlying Unexercised Options      In-the-Money Options
                           at 12/31/03(#)                at 12/31/03($)*
                   ------------------------------   --------------------------
Name                 Exercisable  Unexercisable     Exercisable  Unexercisable
----                 -----------  -------------     -----------  -------------

William W. Staunton    262,500       212,500          $27,750        $57,750

Greg B. Jones          333,500       187,500           55,500         41,000

LuAnn D. Hanson        154,898       168,750           24,202         41,000

---------------

* Represents the difference between the closing price of the Company's Common Stock on December 31, 2003 as reported on Nasdaq (i.e., $2.62 per share) and the exercise price of such options.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-OF-CONTROL AGREEMENTS

To induce and help assure continuity of management and operations, the Company has entered into Change-of-Control Agreements (the Agreements) with Mr. Staunton, Mr. Jones and Ms. Hanson, which provide for certain severance benefits if the executive's employment is terminated following a "Change-of-Control." The Agreements are effective for a two-year period beginning
March 29, 2004.

Under the Agreements with Mr. Staunton, Mr. Jones and Ms. Hanson, in the event of termination of the executive's employment by the Company, other than for "Cause," or by the executive for "Good Reason," the executive will receive:
(i) a severance payment equal to 24 months of base salary including targeted bonuses at 100% attainment; (ii) up to 24 months of continued eligibility to participate in medical and health benefit plans on the same use, terms and conditions in effect for the executive prior to his/her termination; and (iii) immediate vesting and ability to exercise all stock options granted to the executive.

A "Change-of-Control" generally includes the occurrence of any of the following: (i) any person becomes the beneficial owner, directly or indirectly, of 50% or more of the voting power of the outstanding securities of the Company; (ii) the approval by the Company's shareholders of a merger of the Company with or into any other corporation of which the Company is not the surviving corporation or in which the Company survives as a subsidiary of another corporation; (iii) a consolidation of the Company with any other corporation; (iv) sale or disposition of all or substantially all of the Company's assets or the adoption of a plan of complete liquidation; or
(iv) the current members of the Board of Directors or those Board members nominated by the Company for election to the Board cease for any reason to constitute a majority of the Board.

                                    Page-19

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Company's Compensation Committee during 2003 were William G. Howard, Albert J. Hugo-Martinez and Eric A. Balzer. There were no executive officers or employees of the Company that were members of the Company's Compensation Committee during 2003.

The following Board of Directors Audit Committee Report, Board of Directors Report on Executive Compensation and the Performance Graph on page 23 shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates such information by reference, and shall not otherwise be deemed filed under such Acts.

                              BOARD OF DIRECTORS
                            AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors (the Audit Committee) is composed of three directors and operates under a written charter adopted by the Board of Directors. The charter is annually reassessed and updated, as needed, in accordance with applicable rules of the Securities and Exchange Commission and The Nasdaq Stock Market. Each of the members of the Audit Committee is a non-employee director of the corporation and is independent, as defined in the Nasdaq and Securities and Exchange Commission rules.

Management is responsible for the Company's internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's financial statements in accordance with auditing standards generally accepted in the United States and issuing a report thereon. The Audit Committee's primary responsibility is to monitor and oversee these processes and recommend to the Board of Directors the selection of the Company's independent auditors. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant estimates and judgments, critical accounting policies and the clarity of disclosures in audited the financial statements.

The Audit Committee has reviewed and discussed the Company's audited financial statements as of and for the year ended December 31, 2003 with both the independent auditors and management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant estimates and judgments, critical accounting policies and the clarity of disclosures in the financial statements. The Audit Committee also discussed with the independent auditors matters required of auditors to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Company's independent auditors also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors their independence.

                                    Page-20

Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission.

                                                  Eric A. Balzer
                                                  Albert J. Hugo-Martinez
                                                  William G. Howard

                              BOARD OF DIRECTORS
                        REPORT ON EXECUTIVE COMPENSATION

In 2003, the Board of Directors was responsible for determining and approving the annual compensation to be paid and the benefits to be provided to the Company's executive officers and for administering the Company's Amended and Restated 1986 Stock Option Plan, the 1989 Non-statutory Stock Option Plan, the 1995 Stock Option Plan, as amended, and the 1999 Stock Option Plan. The Company's compensation program is designed to attract, retain and motivate qualified executive officers that the Company believes will contribute to its long-term success. The Company's compensation program is comprised primarily of annual base salaries and stock option grants. In addition, executive officers participate in the Company's group life insurance and health benefit plans that are offered to all full-time employees. The Board considers each component of compensation within the context of the entire officer compensation program in making its determination.

The Compensation Committee of the Board of Directors makes recommendations to the Board of Directors regarding salaries, bonuses, stock option grants and other compensation and benefits for directors, officers and employees.

ANNUAL BASE SALARIES. The Board of Directors reviews and approves the annual base salaries of all executive officers, including the Chief Executive Officer. In determining annual base salaries, the Board collects and analyzes base salary information from competitors in its industry and uses that information as the basis for comparing the base salaries of the Company's executive officers to the amounts paid to executive officers with comparable qualifications, experience and responsibilities in businesses similar to the Company's business. The Board also considers both subjective and objective factors, including, among others, an officer's responsibilities, experience and qualifications, job performance, contributions and length of service to the Company, and the Company's financial results and condition.

STOCK OPTIONS. Options to purchase the Company's Common Stock have historically been and continue to be a key component of the Company's compensation program. The Board of Directors views the grant of stock options as a valuable incentive that serves to attract, retain and motivate executive officers and other key employees, as well as to align their interest more closely with the Company's goal of enhancing stockholder value. The Compensation Committee reviews and considers recommendations by the Company's Chief Executive Officer (other than for himself) with regard to the grant of

                                    Page-21
stock options to executive officers and other key employees, and then makes recommendations to the Board of Directors. In determining the size, frequency and other terms of an option grant to an executive officer, the Compensation Committee and the Board consider a number of factors, including, among others, such officer's position, responsibilities, job performance, prior option grants, contributions and length of service to the Company and the value of his or her vested and unvested previously granted stock options, if any.

Options generally vest in annual installments over four years as long as the optionee remains an employee of the Company and, therefore, encourages an optionee to remain in the employ of the Company. In 2003, options to purchase an aggregate of 250,000 shares of Common Stock were granted to all executive officers as a group and represented approximately 28.2% of all options granted to the Company's employees in 2003. Information concerning options granted during 2003 to executive officers is provided in the table entitled "Option Grants in 2003" above.

COMPENSATION OF CHIEF EXECUTIVE OFFICER. The Board of Directors generally considers the same factors in determining the Chief Executive Officer's compensation as it considers with respect to the Company's other executive officers, including both subjective and objective factors. Mr. Staunton is the Company's Chief Executive Officer. His compensation in 2003 consisted of an annual salary of $264,687, housing, auto and travel allowances of $52,991, and the grant of options to purchase 100,000 shares of the Company's Common Stock. Such stock options vest and become exercisable in four equal annual installments beginning October 21, 2004.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION. Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the Code), a publicly held corporation such as the Company will not be allowed a federal income tax deduction for compensation paid to the executive officers named in the Summary Compensation Table to the extent that compensation (including stock-based compensation) paid to a particular officer exceeds $1 million in any fiscal year unless such compensation was based on performance goals or paid under a written contract that was in effect on February 17, 1993. Qualifying performance-based compensation (including compensation attributable to the exercise of stock options) will not be subject to the deductibility limitation if certain conditions are met. The Company expects that compensation attributable to the exercise of stock options will qualify for the exception for qualifying performance-based compensation and that such compensation will not, therefore, count toward the $1 million limit. Based upon the Company's current compensation plans and policies and the regulation under Section 162(m) of the Code, the compensation to be paid to the Company's executive officers for 2003 will not exceed the $1 million limitation per officer.

                                                       William G. Howard
                                                       Eric A. Balzer
                                                       Albert J. Hugo-Martinez

                                    Page-22

                             PERFORMANCE GRAPH

The following graph compares the cumulative total return on the Company's Common Stock with the cumulative total return of the S&P Electronics (Semiconductors) Industry Index and the S&P Composite Index for the period commencing December 31, 1998 and ending December 31, 2003.

In preparing the following graph, it was assumed that $100 was invested on December 31, 1998 in each of the Company's Common Stock, the S&P Electronics (Semiconductors) Index and the S&P 500 Composite Index with all dividends, if any, reinvested.

The historic stock price performance presented in the following chart is not necessarily indicative of future stock performance.

             Comparison of Five-Year Cumulative Total Return Among
 Ramtron International Corporation, the S&P Electronics (Semiconductors) Index
                         and the S&P Composite Index

                     Dec 31,   Dec 31,   Dec 29,   Dec 31,   Dec 31,   Dec 31,
                      1998      1999      2000      2001      2002      2003
                    --------  --------  --------  --------  --------  --------

Ramtron               $100     $267.50   $175.00   $179.60   $112.00   $104.80

S&P Electronics
  (Semiconductors)
  Industry Index       100      156.88    123.06    103.57     50.52     50.52

S&P Composite Index    100      121.04    110.02     96.95     75.52     97.18

              CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following are certain transactions entered into between the Company and its officers, directors and principal stockholders or their affiliates since January 1, 2003.

TRANSACTIONS INVOLVING THE NATIONAL ELECTRICAL BENEFIT FUND

Pursuant to a Stock and Warrant Purchase Agreement dated March 13, 1989 between the Company and the Fund, as amended by Amendment No. 1 thereto dated June 29, 1989, the Company agreed to pay to the Fund, for as long as the Fund owns at least 5% of the outstanding shares of the Company's Common Stock, a reasonable monthly consulting fee of not more than $5,000 and to reimburse the Fund for all out-of-pocket expenses incurred in monitoring the Fund's investment in the Company. The Company made payments totaling $141,738 to the Fund during 2003 for such fees accumulated during the periods from May 2001 to August 2003.

                                    Page-23

TRANSACTIONS INVOLVING INFINEON TECHNOLOGIES AG

Infineon Technologies AG (Infineon) is a principal stockholder of the Company. The Company and Infineon entered into a share purchase agreement dated December 14, 2000 pursuant to which Infineon agreed to invest $30 million in the Company, $10 million in cash and $20 million in Infineon common stock (443,488 shares), in exchange for 4,430,005 shares of the Company's common stock. Upon completion of the transaction Infineon owned approximately 20% of the Company's outstanding common stock. The companies also entered into a separate cross-license agreement that provides Infineon with a nonexclusive license to the Company's FRAM memory technology, and the Company with access to certain Infineon technologies relating to fabrication of FRAM memories.

In January 2000, the Company's then wholly owned subsidiary, Enhanced Memory Systems, Inc. (EMS), entered into a non-exclusive, worldwide technology licensing agreement with Infineon. In consideration for the grant of the license to Infineon's process technology, Infineon received 20% of the outstanding common stock of EMS. Additionally, the agreement called for Infineon to provide EMS with up to $200 million per year of committed wafer manufacturing capacity using Infineon's advanced DRAM and embedded DRAM process capabilities and access to Infineon's design technology. Payments to Infineon for wafers, photomasks and tooling charges related to EMS's committed wafer manufacturing capacity during 2003 was approximately $1,091,000.

Infineon and EMS have also entered into agreements whereby EMS agreed to design and develop new products for Infineon on a fixed-fee basis. Revenue recognized from these agreements was approximately $514,000 during 2003.

On March 29, 2002, the Company issued a $3 million, 5% interest, 5 year debenture to Infineon. The debenture is convertible into the Company's common stock at a fixed conversion price of $3.769, which is equal to 110% of the five-day volume weighted average price of the Company's common stock prior to the transaction signing. The Infineon debenture is secured by a security interest the Company granted to Infineon in certain of its accounts receivable and patents. In addition, 262,663 common stock warrants are held by Infineon with a modified exercise price of $3.04 per share and an expiration date of March 28, 2008. Interest paid to Infineon during 2003 was approximately $150,000.

EXECUTIVE OFFICERS AND CHANGE-OF-CONTROL AGREEMENTS

The Company's executive officers, William W. Staunton, III, Greg B. Jones, and LuAnn D. Hanson are entitled to certain benefits upon a change-of-control.
See "Employment Contracts and Termination of Employment and Change-of-Control Agreements."

                                    Page-24

       PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

                            INDEPENDENT AUDITORS

The Board of Directors has appointed KPMG LLP (KPMG), independent auditors, to audit the Company's consolidated financial statements for the year ending December 31, 2004. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. A representative of KPMG is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

AUDIT FEES. KPMG's fees billed to the Company during 2003 and 2002 for annual audit services and the review of interim financial statements were $117,500 and $21,000, respectively. The Audit Committee approved 100% of such fees in accordance with policies and procedures established by the Audit Committee.

AUDIT-RELATED FEES. KPMG's fees billed for audit-related services rendered to the Company during 2003 and 2002 were $8,500 and $0, respectively. Audit-related services included fees for the Company's employee benefit plan audit that were not included under the heading "Audit Fees." The Audit Committee approved 100% of such fees in accordance with policies and procedures established by the Audit Committee.

TAX FEES. KPMG's fees billed to the Company during 2003 and 2002 for tax consultation and tax return preparation services were $16,000 and $0, respectively. The Audit Committee approved 100% of such fees in accordance with policies and procedures established by the Audit Committee.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. KPMG did not render any professional services to the Company in 2003 or 2002 with respect to financial information systems design and implementation.

The Audit Committee has established a policy whereby the independent auditor is required to seek pre-approval by the Audit Committee of all audit and permitted non-audit services by providing a prior description of the services to be performed and specific estimates for each such services. The Audit Committee approved all of the services performed by KPMG during fiscal 2003.

On July 26, 2002, Ramtron International Corporation replaced Arthur Andersen LLP (Arthur Andersen) as the principal accountant for the Company and its affiliates. The reports of Arthur Andersen for the year ended December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to replace Arthur Andersen was approved by the Audit Committee of the Board of Directors of the Company.

On July 26, 2002, the Registrant engaged as its new principal accountant KPMG LLP. During the two most recent fiscal years and through the date of their appointment, the Company has not consulted with KPMG on matters of the type contemplated by Item 304(a)(2) of Regulation S-K.

                                    Page-25

The Registrant provided Arthur Andersen LLP with a copy of the foregoing disclosures. Arthur Andersen informed the Registrant that it was unable to respond to the Company's filing stating its agreement or disagreement with such statements.

Arthur Andersen's fees billed for professional services rendered to the Company during 2002 were $54,000, including audit related services of $47,000 and non-audit related services of $7,000. Audit related services included fees for employee benefit plan audits and SEC registration statement review. Non-audit related services included fees for tax consultation and tax return preparation.

              THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
            VOTE FOR THE RATIFICATION OF APPOINTMENT OF THE INDEPENDENT
                             AUDITORS NAMED ABOVE.

                               OTHER MATTERS

The Company currently knows of no matters to be submitted at the Annual Meeting other than those described herein. If any other matters properly come before the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

The financial statements, supplementary financial information, and management's discussion and analysis of financial condition and results of operations included in the Company's Annual Report to Stockholders enclosed with this Proxy Statement and in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission and as subsequently amended, are hereby incorporated by reference herein.

                                   FORM 10-K

COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE PROVIDED TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, RAMTRON INTERNATIONAL CORPORATION, 1850 RAMTRON
DRIVE, COLORADO SPRINGS, COLORADO 80921.

                                    Page-26

                                   APPENDIX A

           CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

1.  Audit Committee Purpose

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

    - Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

    - Monitor the independence, qualifications and performance of the Company's independent auditors.

    -  Monitor the performance of the Company's internal audit function.

    - Provide an avenue of communication among the independent auditors, management and the Board of Directors.

    -  Report to the Board of Directors.

    -  Review areas of potential significant financial risk to the Company.

    - Encourage adherence to, and continuous improvement of, the Company's policies, procedures, and practices.

    - Ensure that management has the proper review system in place to ensure compliance with legal and regulatory requirements.

    - Perform an annual assessment and performance evaluation of the effectiveness of the audit committee.

    - Prepare an audit committee report to be included in the annual proxy statement.

2.  Audit Committee Composition and Meetings

    - Audit Committee members shall meet the requirements of The Nasdaq Stock Exchange. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of their independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

    - Audit Committee members shall be appointed by the Board. If an audit committee chair is not designated or present, the members of the Committee may designate a chair by majority vote of the Committee membership.

    - The Audit Committee shall meet at least four (4) times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at each meeting or at least annually with management, the independent auditors, and as a

                                    Page-27
       committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

3.  Audit Committee Responsibilities and Duties

Review Procedures
-----------------

    - Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

    - Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

    - In consultation with the management and independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors with management's responses.

    - Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see below). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

Independent Auditors
--------------------

    - The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

    - Approve the fees and other significant compensation to be paid to the independent auditors.

                                    Page-28

    - On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

    - Review the independent auditors audit plan - discuss scope, staffing, locations, reliance upon management, and general audit approach.

    - Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to the audit committee in accordance with AICPA SAS 61.

    - Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

Legal Compliance
----------------

    - On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

Other Audit Committee Responsibilities
--------------------------------------

    - Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

    - Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

    - Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

    - Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

    - Ensure procedures are established for the receipt, review, retention and treatment of confidential, anonymous submissions by employees regarding accounting, internal accounting controls and auditing matters.

    - Annually review policies and procedures as well as audit results associated with directors' and officers' expense accounts and perquisites. Annually review a summary of directors' and officer's related party transactions and potential conflicts of interest.

                                    Page-29

PROXY                                                                    PROXY

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                       RAMTRON INTERNATIONAL CORPORATION

                      2004 Annual Meeting of Stockholders

The undersigned stockholder(s) of Ramtron International Corporation, a Delaware corporation (the Company), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated
April 15, 2004, and hereby appoints William W. Staunton, III, and Greg B. Jones, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held June 3, 2004, at 10:30 a.m., Mountain Time, at the Hilton Garden Inn, 1810 Briargate Parkway, Colorado Springs, Colorado 80920, and at any adjournment(s) thereof, and to vote all shares of Common Stock to which the undersigned would be entitled, if then and there personally present, on the matters set forth on reverse side.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR PROPOSALS 1 AND 2 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

DO NOT FOLD, STAPLE OR MUTILATE.

                         (To be Signed on Reverse Side)
                                 SEE REVERSE SIDE

                                   Page-30

                        RAMTRON INTERNATIONAL CORPORATION
             PLEASE MARK VOTES AS IN THIS EXAMPLE USING DARK INK ONLY.
                                     ( X )

1.  ELECTION OF DIRECTORS:

Nominees:  Albert J. Hugo-Martinez; William W. Staunton, III, Greg B. Jones;
           William G. Howard; Eric A. Balzer; Klaus Fleischmann;
           Doris Keitel-Schulz

                       FOR           WITHHELD
                       ALL           FROM ALL
                     NOMINEES        NOMINEES
                      (    )          (    )

    FOR, except vote withheld from the following nominee(s):

      (    )------------------------------------------------------------------
                                List Nominee(s)

2.  APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS:

To ratify the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 2004.

                   FOR          AGAINST          ABSTAIN
                 (     )        (     )          (     )

OTHER BUSINESS: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

Any one of such attorneys-in-fact or substitutes as shall be present and shall act at said meeting or any adjournment(s) thereof shall have and may exercise all powers of said attorney-in-fact hereunder.

                                              Dated                      2004
                                                   ---------------------
Signature(s)
            ------------------------------------------------------------------
(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

                                    Page-31

==============================================================================

                                           By Order of the Board of Directors

                                           /S/ LuAnn D. Hanson
                                           ------------------------
                                           LuAnn D. Hanson
                                           Secretary

Colorado Springs, Colorado
April 6, 2004

                                    Page-32
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